[LOGO]                                                  Semiannual Report
INVESTMENT MANAGEMENT                                        May 31, 1997

MFS(R) WORLD GOVERNMENTS FUND

[GRAPHIC OMITTED]

TABLE OF CONTENTS

Letter from the Chairman ................................................... 1
Portfolio Manager's Overview ............................................... 2
Portfolio Manager's Profile ................................................ 3
Fund Facts ................................................................. 4
Performance Summary ........................................................ 4
Portfolio of Investments ................................................... 6
Financial Statements .......................................................10
Notes to Financial Statements ..............................................18
Independent Auditors' Report ...............................................27
The MFS Family of Funds(R) .................................................28
Trustees and Officers ......................................................29

   HIGHLIGHTS

o FOR THE SIX MONTHS ENDED MAY 31, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF -4.24%, CLASS B SHARES -4.55%, CLASS C SHARES -4.57%, AND CLASS I SHARES -4.16%.

o AS A RESULT OF ACCELERATING GROWTH IN THE WORLD'S MAJOR ECONOMIES, INTEREST RATES HAVE GENERALLY RISEN OVER THE PERIOD, RESULTING IN SOME CAPITAL LOSSES ON BONDS, ALTHOUGH PROVIDING SOME POSITIVE RETURNS IN LOCAL CURRENCY TERMS.

o THE FUND'S DURATION, OR SENSITIVITY TO CHANGES IN INTEREST RATES, WAS KEPT FAIRLY LOW, WHICH HELPED REDUCE THE RISK OF CAPITAL LOSSES FROM RISING RATES.

o HOWEVER, THE SURGE OF THE JAPANESE YEN LATE IN MAY, WHICH WAS UNUSUALLY SEVERE, PULLED THE DOLLAR DOWN AGAINST OTHER CURRENCIES AND CAUSED THE FUND'S OVERALL UNDER-PERFORMANCE.

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:

After more than six years of expansion, the U.S. economy is experiencing another year of growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. The U.S. economy exhibited a great deal of strength in the first quarter of 1997, growing at an annualized rate of 5.8%. This pace would clearly lead to inflationary pressures were it to continue, as could the ongoing tightness in the labor market. Moreover, there is reason for caution as a result of the continuing high level of consumer debt and rising personal bankruptcies. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% to 2 1/2% in 1997, with the strength of the first quarter moderating as we move through the balance of the year.

  In the bond markets, conflicting signals over the strength of the economy have also created near-term volatility, and the Federal Reserve Board (the Fed) has begun taking measured steps to control inflation by raising short-term interest rates. Although we do not expect a repeat of the rapid growth in the first quarter, we would expect the Fed to raise interest rates at least one more time this year in reaction to the continuing economic momentum. While inflationary forces largely remained in check in 1996, the persistent strength in the labor market suggests that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now approaching 1%, which we consider a positive development for the bond markets. Although interest rates may remain volatile over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

  We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

A. Keith Brodkin
Chairman and President

June 12, 1997

PORTFOLIO MANAGER'S OVERVIEW

[Photo of Richard O. Hawkins]

Dear Shareholders:

For the six months ended May 31, 1997, Class A shares of the Fund provided a total return of -4.24%, Class B shares -4.55%, Class C shares -4.57%, and Class I shares -4.16%. All of these returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a -2.88% return for the J.P. Morgan Global Government Bond Index (the Morgan Index), an aggregate index of actively traded government bonds issued from 13 countries, including the United States, with remaining maturities of at least one year.

  Growth in the world's major economies accelerated during the first part of the year but has been disappointing in certain countries. As a result of this growth, interest rates have generally risen over the period, resulting in some capital losses on bonds, although still providing some positive returns in local currency terms. Strong U.S. growth and a Federal Reserve Board interest-rate hike, as well as greater concerns about the outlook for a single European currency, pushed the dollar significantly higher against all currencies. This strong appreciation of the dollar contributed to negative overall returns year to date. Through the end of May, the U.S. currency had risen by approximately 10% against most European currencies, by 1% to 4% against the dollar-bloc currencies, and by roughly 9% against the Japanese yen before the yen's very sudden and strong rise in May.

  The Fund's duration, or sensitivity to changes in interest rates, was kept fairly low, which helped reduce the risk of capital losses from rising rates. Country allocation also contributed to performance. The Fund was significantly underweighted in the U.S. market, which was among the worst performers, and was overweighted in Australia, Spain, Denmark, and Ireland, all of which provided above-average returns.

  Our overweighted position in U.S. dollars helped cushion the portfolio against the falling value of foreign currencies through April. However, the yen's surge in May, during which it rose roughly 10% in one week, was an unusually severe reversal even by the standards of the foreign exchange markets. Unfortunately, the yen's move pulled the dollar down against other currencies as well. As a result, the Fund's returns fell below that of the Morgan Index.

  Looking forward, we believe the dollar may recover somewhat and that interest rates may gradually rise. In addition, the outperformance by European high-yield countries may be in its last stages, as their interest-rate spreads compared to Germany have narrowed substantially. In this environment, it appears that the best opportunities lie in selected emerging market debt instruments and certain segments of the U.S. corporate market and that increased exposure to these segments of the market would bring greater diversification to the portfolio. The essence of this strategy is to augment the Fund's income while maintaining a somewhat defensive exposure to potential increases in interest rates. On average, emerging market and corporate holdings have shorter maturities and represent countries or companies that we feel offer the potential for ratings upgrades or solid performance, even in a rising interest-rate environment. This strategy depends on careful security selection and judicious weighting in these sectors, as well as controlled exposures to foreign currencies.

Respectfully,

/s/ Richard O. Hawkins

Richard O. Hawkins
Portfolio Manager

   PORTFOLIO MANAGER'S PROFILE

   RICHARD O. HAWKINS JOINED MFS IN 1988 AND WAS NAMED VICE PRESIDENT IN 1991, SENIOR VICE PRESIDENT IN 1994, AND INTERNATIONAL FIXED INCOME DEPARTMENT HEAD IN 1995. A GRADUATE OF BROWN UNIVERSITY WITH A MASTER'S DEGREE IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF PENNSYLVANIA'S WHARTON SCHOOL OF BUSINESS, HE HAS MANAGED MFS(R) WORLD GOVERNMENTS FUND SINCE 1996.

   FUND FACTS

STRATEGY:                  THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK NOT ONLY
                           PRESERVATION, BUT ALSO GROWTH OF CAPITAL, TOGETHER
                           WITH MODERATE CURRENT INCOME.

COMMENCEMENT OF
INVESTMENT OPERATIONS:     CLASS A:    FEBRUARY 26, 1981
                           CLASS B:    SEPTEMBER 7, 1993
                           CLASS C:    JANUARY 3, 1994
                           CLASS I:    JANUARY 2, 1997

SIZE:                      $328.8 MILLION NET ASSETS AS OF MAY 31, 1997

PERFORMANCE SUMMARY

Because mutual funds like MFS World Governments Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, Class C, and Class I shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN AS OF MAY 31, 1997

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                6 Months      1 Year      5 Years    10 Years
-------------------------------------------------------------------------------
Cumulative Total Return           -4.24%      +3.16%      +31.63%    +123.20%
-------------------------------------------------------------------------------
Average Annual Total Return         --        +3.16%      + 5.65%    +  8.36%
-------------------------------------------------------------------------------
SEC Results                         --        -1.73%      + 4.62%    +  7.83%
-------------------------------------------------------------------------------

CLASS B INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                     6 Months    1 Year    5 Years   10 Years
------------------------------------------------------------------------------
Cumulative Total Return                -4.55%    +2.40%    +27.75%   +116.69%
------------------------------------------------------------------------------
Average Annual Total Return              --      +2.40%    + 5.02%   +  8.04%
------------------------------------------------------------------------------
SEC Results                              --      -1.60%    + 4.74%   +  8.04%
------------------------------------------------------------------------------

CLASS C INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                     6 Months    1 Year    5 Years   10 Years
------------------------------------------------------------------------------
Cumulative Total Return                -4.57%    +2.38%    +28.18%   +117.30%
------------------------------------------------------------------------------
Average Annual Total Return              --      +2.38%    + 5.09%   +  8.07%
------------------------------------------------------------------------------
SEC Results                              --      +1.38%    + 5.09%   +  8.07%
------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                      6 Months    1 Year    5 Years   10 Years
-------------------------------------------------------------------------------
Cumulative Total Return                 -4.16%    +3.26%    +31.75%   +123.40%
-------------------------------------------------------------------------------
Average Annual Total Return               --      +3.26%    + 5.67%   +  8.37%
-------------------------------------------------------------------------------

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 4.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares, which became available on January 2, 1997, have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class B and Class C share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class B and Class C shares. Because operating expenses attributable to Class B and Class C shares are higher than those of Class A shares, Class B and Class C share performance generally would have been lower than Class A share performance. The Class A share performance included in the Class B and Class C share SEC performance has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the sales charge generally applicable to Class A shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included in the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.


PORTFOLIO OF INVESTMENTS - May 31, 1997

Bonds - 76.6%
------------------------------------------------------------------------------
                                          PRINCIPAL AMOUNT
ISSUER                                       (000 OMITTED)           VALUE
------------------------------------------------------------------------------
Foreign Bonds - 61.0%

  Argentina - 2.2%
     City of Buenos Aires, 10.5s, 2004##            $    4,200   $   4,200,000
     Hidroelectrica Alicura, 8.375s, 1999##              3,100       3,115,500
                                                                 -------------
                                                                 $   7,315,500
------------------------------------------------------------------------------
  Australia - 12.5%
     Commonwealth of Australia, 8.75s, 2001   AUD         8,450  $   6,890,230
     Commonwealth of Australia, 9.75s, 2002             14,815      12,610,214
     Commonwealth of Australia, 10s, 2002               25,075      21,658,162
                                                                 -------------
                                                                 $  41,158,606
------------------------------------------------------------------------------
  Canada - 0.9%
     Gulf Canada Resources Ltd., 9.25s, 2004        $    2,900   $   3,037,750
------------------------------------------------------------------------------
  Denmark - 5.2%
     BRF Kredit, 8s, 2026                     DKK         8,759  $   1,386,454
     Kingdom of Denmark, 6s, 1999                        26,838      4,278,719
     Kingdom of Denmark, 8s, 2001                       24,938       4,265,110
     Kingdom of Denmark, 7s, 2007                       27,251       4,318,568
     Nykredit, 8s, 2026                                 14,056       2,219,937
     Realkredit Danmark, 8s, 2026                        4,081         643,906
                                                                 -------------
                                                                 $  17,112,694
------------------------------------------------------------------------------
  Ecuador - 2.6%
     Republic of Ecuador, 10.813s, 2004##           $    8,250   $   8,631,562
------------------------------------------------------------------------------
  Greece - 3.6%
     Hellenic Republic, 12.6s, 2003           GRD    1,531,500   $   5,924,761
     Hellenic Republic, 13.4s, 2003                    390,000       1,490,861
     Hellenic Republic, 14.8s, 2003                  1,160,000       4,438,612
                                                                 -------------
                                                                 $  11,854,234
------------------------------------------------------------------------------
  Indonesia - 0.7%
     APP International Finance Co., 10.25s, 2000    $    1,148   $   1,178,135
     P T Indah Kiat Pulp + Paper, 8.875s, 2000##         1,148       1,145,130
                                                                 -------------
                                                                 $   2,323,265
------------------------------------------------------------------------------
  Ireland - 7.7%
     Republic of Ireland, 6.5s, 2001          IEP        4,160   $   6,401,035
     Republic of Ireland, 9.25s, 2003                    6,030      10,553,774
     Republic of Ireland, 6.25s, 2004                    5,510       8,259,215
                                                                 -------------
                                                                 $  25,214,024
------------------------------------------------------------------------------
  Italy - 3.1%
     Republic of Italy, 9.5s, 1999            ITL   16,550,000   $  10,208,118
------------------------------------------------------------------------------
  Mexico - 3.4%
     United Mexican States, 7.875s, 2001##          $   11,000   $  11,082,500
------------------------------------------------------------------------------
  New Zealand - 4.9%
     Government of New Zealand, 8s, 2001      NZD       22,790   $  16,083,829
------------------------------------------------------------------------------
  Poland - 2.5%
     Government of Poland, 6.938s, 2024             $    8,250   $   8,074,688
------------------------------------------------------------------------------
  Russia - 1.0%
     City of Moscow, 9.5s, 2000##                   $    3,300   $   3,293,400
------------------------------------------------------------------------------
  Spain - 6.5%
     Government of Spain, 8.4s, 2001          ESP      694,970   $   5,286,257
     Government of Spain, 10.5s, 2003                  649,060       5,493,844
     Government of Spain, 7.35s, 2007                1,478,170      10,705,295
                                                                 -------------
                                                                 $  21,485,396
------------------------------------------------------------------------------
  Sweden - 1.9%
     Kingdom of Sweden, 11s, 1999             SEK       42,500   $   5,993,913
     Kingdom of Sweden, 10.25s, 2000                     1,800         261,551
                                                                 -------------
                                                                 $   6,255,464
------------------------------------------------------------------------------
  Venezuela - 2.3%
     Republic of Venezuela, 6.5s, 2007              $    6,000   $   5,460,000
     Republic of Venezuela, 6.75s, 2020                  2,500       1,903,125
                                                                 -------------
                                                                 $   7,363,125
------------------------------------------------------------------------------
Total Foreign Bonds                                              $ 200,494,155
------------------------------------------------------------------------------
U.S. Bonds - 15.6%
  Building - 0.1%
    Building Materials Corporation of
      America, 8.625s, 2006                          $     500   $     500,000
------------------------------------------------------------------------------
  Consumer Goods and Services - 1.6%
     Revlon, Inc., 10.5s, 2003                      $    1,800   $   1,903,500
     Westpoint Stevens, Inc., 8.75s, 2001                3,400       3,485,000
                                                                 -------------
                                                                 $   5,388,500
------------------------------------------------------------------------------
  Containers - 1.3%
     Owens Illinois, Inc., 8.1s, 2007               $    4,200   $   4,190,970
------------------------------------------------------------------------------
  Entertainment - 0.5%
     AMC Entertainment, Inc., 9.5s, 2009##          $    1,750   $   1,778,438
------------------------------------------------------------------------------
  Financial Institutions - 0.8%
     Primark Corp., 8.75s, 2000                     $    2,533   $   2,624,821
------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.7%
     Tenet Healthcare Corp., 8.625s, 2003           $    3,235   $   3,340,137
     Tenet Healthcare Corp., 8s, 2005                    2,250       2,252,813
                                                                 -------------
                                                                 $   5,592,950
------------------------------------------------------------------------------
  Oil Services - 1.1%
    Clark Oil Refining Corporation Delaware,
     10.5s, 2001                                    $    3,330   $   3,471,525
------------------------------------------------------------------------------
  Restaurants and Lodging - 0.6%
     Red Roof Inns, Inc., 9.625s, 2003              $    1,800   $   1,858,500
------------------------------------------------------------------------------
  Steel - 1.7%
     AK Steel Corp., 9.125s, 2006                   $    2,900   $   2,990,625
     WCI Steel, Inc., 10s, 2004                          2,650       2,729,500
                                                                 -------------
                                                                 $   5,720,125
------------------------------------------------------------------------------
  Supermarkets - 1.3%
     Dominick's Finer Foods Co., 10.875s, 2005      $    1,500   $   1,666,875
     Ralph's Grocery Co., 10.45s, 2004                   2,250       2,469,375
                                                                 -------------
                                                                 $   4,136,250
------------------------------------------------------------------------------
  Telecommunications - 1.5%
     Cablevision Systems Corp., 9.25s, 2005         $    2,500   $   2,512,500
     Comcast Cellular Holdings, Inc.,
       9.5s, 2007##                                      2,400       2,403,000
                                                                 -------------
                                                                 $   4,915,500
------------------------------------------------------------------------------
  U.S. Federal Agencies - 0.1%
     Federal National Mortgage Assn., 8s, 2026      $      172   $     174,541
------------------------------------------------------------------------------
  U.S. Treasury Obligations - 3.3%
     U. S. Treasury Stripped Principal
       Payments, 0s, 2015                           $   37,200   $  10,844,544
------------------------------------------------------------------------------
Total U.S. Bonds                                                 $  51,196,664
------------------------------------------------------------------------------
Total Bonds (Identified Cost, $256,153,114)                      $ 251,690,819
------------------------------------------------------------------------------
Short-Term Obligations - 18.8%
------------------------------------------------------------------------------
     Federal Home Loan Mortgage Corp., due 06/10/97 $    9,000   $   8,987,782
     Federal Home Loan Mortgage Corp., due 06/23/97      1,200       1,195,982
     Federal National Mortgage Assn., due 06/03/97      10,000       9,996,989
     Federal National Mortgage Assn., due 06/05/97       9,325       9,319,384
     Federal National Mortgage Assn., due 06/06/97       6,800       6,794,891
     Federal National Mortgage Assn., due 06/16/97       6,370       6,355,561
     Federal National Mortgage Assn., due 06/19/97         695         693,099
     Pfizer, Inc., due 06/09/97                          9,190       9,178,809
     Student Loan Marketing Assn., due 06/18/97          9,295       9,271,210
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost and Value        $  61,793,707
------------------------------------------------------------------------------
Call Options Purchased - 0.1%
------------------------------------------------------------------------------
                                                              Principal Amount
                                                                  of Contracts
Issuer/Expiration Month/Strike Price                             (000 Omitted)
------------------------------------------------------------------------------
Canadian Dollars

     June/1.365                               CAD       54,191   $       5,202
Deutsche Marks/British Pounds
     July/2.7                                 DEM       30,453          51,465
Japanese Government Bonds
     June/117.226                             JPY      609,000           1,218
     June/117.622                                    2,937,000           2,937
     June/113.741                                    1,149,000               0
     July/114.635                                    2,450,000           9,800
Swiss Francs
     August/1.35                              CHF       49,324         331,706
------------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $1,643,580)         $     402,328
------------------------------------------------------------------------------

Put Options Purchased
------------------------------------------------------------------------------
                                            Principal Amount
                                                of Contracts
Issuer/Expiration Month/Strike Price           (000 Omitted)           Value
------------------------------------------------------------------------------
Deutsche Marks
     June/1.72                                DEM       57,170   $      54,769
Japanese Yen
     June/119.1                               JPY    1,995,158          17,956
------------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $228,294)            $      72,725
------------------------------------------------------------------------------
Total Investments (Identified Cost, $319,818,695)                $ 313,959,579
------------------------------------------------------------------------------
Call Option Written
------------------------------------------------------------------------------
Japanese Yen
     June/113.74 (Premiums Received, $77,059) JPY    1,905,368   $     (28,581)
-----------------------------------------------------------------------------
Put Options Written - (0.2)%
------------------------------------------------------------------------------
British Pounds
     July/1.65                                GBP       20,450   $    (210,675)
Japanese Government Bonds
     July/114.635                             JPY    1,149,000        (276,909)
     June/117.226                                      609,000         (69,426)
Japanese Yen
     August/128.50                                   2,118,798          (2,119)
------------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $382,180)          $    (559,129)
------------------------------------------------------------------------------
Other Assets, Less Liabilities - 4.7%                               15,422,260
------------------------------------------------------------------------------

Net Assets - 100.0%                                              $ 328,794,129
------------------------------------------------------------------------------
 ##SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the US dollar. A list of abbreviations is shown below.

AUD     =  Australian Dollars               GRD   =  Greek Drachma
BEF     =  Belgian Francs                   IEP   =  Irish Punts
CAD     =  Canadian Dollars                 ITL   =  Italian Lire
CHF     =  Swiss Francs                     JPY   =  Japanese Yen
DEM     =  Deutsche Marks                   NLG   =  Dutch Guilders
DKK     =  Danish Kroner                    NZD   =  New Zealand Dollars
ESP     =  Spanish Pesetas                  SEK   =  Swedish Kroner
GBP     =  British Pounds

See notes to financial statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------
MAY 31, 1997
------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $319,818,695)                       $313,959,579
  Cash                                                                              25,269
  Net receivable for forward foreign currency exchange contracts
    purchased                                                                    4,631,028
  Net receivable for forward foreign currency exchange contracts sold              572,907
  Receivable for investments sold                                               66,599,402
  Receivable for Fund shares sold                                                  242,987
  Interest receivable                                                            6,103,176
  Other assets                                                                       2,884
                                                                              ------------
      Total assets                                                            $392,137,232
                                                                              ------------

Liabilities:
  Payable for investments purchased                                          $  55,260,563
  Payable for Fund shares reacquired                                               552,756
  Written options outstanding, at value (premiums received, $459,239)              587,710
  Net payable for forward foreign currency exchange contracts closed or
    subject to master netting agreements                                         6,290,666
  Payable for interest rate swap agreements                                        243,551
  Payable to affiliates -
    Management fee                                                                  13,511
    Administrative fee                                                                 270
    Distribution and service fee                                                     3,622
    Shareholder servicing agent fee                                                  2,342
  Accrued expenses and other liabilities                                           388,112
                                                                              ------------
      Total liabilities                                                       $ 63,343,103
                                                                              ------------
Net assets                                                                    $328,794,129
                                                                              ============

Net assets consist of:
  Paid-in capital                                                             $334,007,460
  Unrealized depreciation on investments and translation of assets and
    liabilities in foreign currencies                                           (7,402,039)
  Accumulated undistributed net realized loss on investments and foreign
    currency transactions                                                      (11,217,600)
  Accumulated undistributed net investment income                               13,406,308
                                                                              ------------
      Total                                                                   $328,794,129
                                                                              ============
Shares of beneficial interest outstanding                                       30,250,009
                                                                                ==========

Class A shares:
  Net asset value per share
    (net assets of $225,469,557 / 20,647,422 shares of beneficial
    interest outstanding)                                                        $10.92
                                                                                 ======
  Offering price per share (100 / 95.25 of net asset value per share)            $11.46
                           ====   =====                                          ======

Class B shares:
  Net asset value and offering price per share
    (net assets $87,944,499 / 8,176,122 shares of beneficial interest
    outstanding)                                                                 $10.76
                                                                                 ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $13,028,003 / 1,211,250 shares of beneficial interest
    outstanding)                                                                 $10.75
                                                                                 ======

Class I shares:
  Net asset value and offering price per share
    (net assets of $2,352,070 / 215,215 shares of beneficial interest
    outstanding)                                                                 $10.93
                                                                                 ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. See notes to financial statements

See notes to financial statements

STATEMENT OF OPERATIONS
---------------------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 1997
---------------------------------------------------------------------------------------------
Net investment income:
  Interest income                                                            $  12,336,594
                                                                             -------------
  Expenses -
    Management fee                                                           $   1,338,743
    Trustees' compensation                                                          16,980
    Shareholder servicing agent fee                                                188,770
    Shareholder servicing agent fee (Class A)                                       35,204
    Shareholder servicing agent fee (Class B)                                       18,918
    Shareholder servicing agent fee (Class C)                                        1,834
    Distribution and service fee (Class A)                                         309,448
    Distribution and service fee (Class B)                                         467,848
    Distribution and service fee (Class C)                                          68,809
    Administrative fee                                                              12,943
    Custodian fee                                                                  153,025
    Postage                                                                         32,094
    Auditing                                                                        30,055
    Printing                                                                        27,037
    Legal                                                                            1,800
    Miscellaneous                                                                  170,760
                                                                             -------------
      Total expenses                                                         $   2,874,268
    Fees paid indirectly                                                           (17,504)
                                                                             -------------
      Net expenses                                                           $   2,856,764
                                                                             -------------
        Net investment income                                                $   9,479,830
                                                                             -------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                                  $  (1,039,757)
    Written option transactions                                                 (1,469,030)
    Foreign currency transactions                                               (8,457,743)
                                                                             -------------
      Net realized loss on investments and foreign currency transactions     $ (10,966,530)
                                                                             -------------

  Change in unrealized appreciation (depreciation) -
    Investments                                                              $ (18,021,661)
    Interest rate swap agreements                                               (1,551,070)
    Written options                                                                482,288
    Translation of assets and liabilities in foreign currencies                  4,377,541
                                                                             -------------
      Net unrealized loss on investments and foreign currency
        translation                                                          $ (14,712,902)
                                                                             -------------
        Net realized and unrealized loss on investments and foreign
          currency                                                           $ (25,679,432)
                                                                             -------------
          Decrease in net assets from operations                             $ (16,199,602)
                                                                             =============

See notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------
                                                        SIX MONTHS ENDED              YEAR ENDED
                                                            MAY 31, 1997       NOVEMBER 30, 1996
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                     $  9,479,830            $ 22,983,273
  Net realized gain (loss) on investments and
    foreign currency transactions                            (10,966,530)             11,526,142
  Net unrealized loss on investments and foreign
    currency translation                                     (14,712,902)             (7,130,943)
                                                            ------------            ------------
    Increase (decrease) in net assets from
       operations                                           $(16,199,602)           $ 27,378,472
                                                             -----------             -----------

Distributions declared to shareholders -
  From net investment income (Class A)                     $  (5,825,293)           $(43,075,354)
  From net investment income (Class B)                        (1,489,354)            (11,027,123)
  From net investment income (Class C)                          (222,681)             (1,482,641)
  From net realized gain on investments and
    foreign currency transactions (Class A)                   (1,408,600)                --
  From net realized gain on investments and
    foreign currency transactions (Class B)                     (527,589)                --
  From net realized gain on investments and
    foreign currency transactions (Class C)                      (75,309)                --
  In excess of net realized gain on investments
    and foreign currency transactions (Class A)                 (175,818)                --
  In excess of net realized gain on investments
    and foreign currency transactions (Class B)                  (65,852)                --
  In excess of net realized gain on investments
    and foreign currency transactions (Class C)                   (9,400)                --
                                                            ------------            ------------
      Total distributions declared to shareholders          $ (9,799,896)           $(55,585,118)
                                                            ------------            ------------

Fund share (principal) transactions -
  Net proceeds from sale of shares                          $ 43,708,636            $ 82,946,761
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                           7,736,048              43,475,232
  Cost of shares reacquired                                  (97,625,858)           (143,219,840)
                                                            ------------            ------------
    Decrease in net assets from Fund share
      transactions                                          $(46,181,174)           $(16,797,847)
                                                            ------------            ------------
      Total decrease in net assets                          $(72,180,672)           $(45,004,493)
Net assets:
  At beginning of period                                     400,974,801             445,979,294
                                                            ------------            ------------

  At end of period (including accumulated
    undistributed net investment income of $13,406,308
    and $11,463,806 respectively)                           $328,794,129            $400,974,801
                                                            ============            ============

See notes to financial statements

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED NOVEMBER 30,                           YEAR ENDED
                           SIX MONTHS ENDED       --------------------------------------------------------------     DECEMBER 31,
                               MAY 31, 1997             1996            1995            1994        1993(++)               1992
-----------------------------------------------------------------------------------------------------------------------------------
                                    CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                             $11.70           $12.46          $11.39          $13.37          $11.50             $12.63
                                     ------           ------          ------          ------          ------             ------

Income from investment operations# -
  Net investment income              $ 0.31           $ 0.65          $ 0.76          $ 0.63          $ 0.58             $ 0.87
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                      (0.77)            0.17            0.76           (1.17)           1.29              (0.70)
                                     ------           ------          ------          ------          ------             ------

      Total from investment
        operations                   $(0.46)          $ 0.82          $ 1.52          $(0.54)         $ 1.87             $ 0.17
                                     ------           ------          ------          ------          ------             ------

Less distributions declared to shareholders -
  From net investment income         $(0.25)          $(1.58)         $ --            $(1.15)         $ --               $(1.30)
  From net realized gain on
    investments and foreign
    currency transactions             (0.06)            --             (0.45)          (0.29)           --                 --
  In excess of net realized
    gain on investments and
    foreign currency
    transactions                      (0.01)            --              --              --              --                 --
                                     ------           ------          ------          ------          ------             ------

      Total distributions
        declared to
        shareholders                 $(0.32)          $(1.58)         $(0.45)         $(1.44)        $ --               $(1.30)
                                     ------           ------          ------          ------          ------             ------
Net asset value - end of
period                               $10.92           $11.70          $12.46          $11.39          $13.37             $11.50
                                     ======           ======          ======          ======          ======             ======
Total return(+)                     (4.24)%++          7.36%          13.93%         (4.63)%          17.77%+             1.35%
Ratios (to average net assets)/Supplemental data:
  Expenses##                          1.38%+           1.42%           1.51%           1.54%           1.54%+             1.53%
  Net investment income               5.53%+           5.70%           6.42%           5.45%           5.66%+             6.78%
Portfolio turnover                     214%             370%            277%            358%            179%               163%
Net assets at end of period
  (000 omitted)                    $225,470         $283,770        $343,188        $370,110        $443,304           $340,347

   + Annualized.
  ++ Not annualized.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++) For the 11 months ended November 30, 1993.
   # Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

FINANCIAL HIGHLIGHTS - CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                   1991            1990            1989            1988            1987            1986
------------------------------------------------------------------------------------------------------------------------------------
                                       CLASS A
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                                $12.00          $11.45          $11.11          $11.87          $11.45          $10.70
                                        ------          ------          ------          ------          ------          ------

Income from investment operations -
  Net investment income                 $ 0.94          $ 0.98          $ 1.07          $ 0.94          $ 0.91          $ 0.82
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                          0.67            1.07           (0.26)          (0.42)           1.86            2.35
                                        ------          ------          ------          ------          ------          ------
      Total from investment
        operations                      $ 1.61          $ 2.05          $ 0.81          $ 0.52          $ 2.77          $ 3.17
                                        ------          ------          ------          ------          ------          ------

Less distributions declared to
  shareholders -
  From net investment income            $(0.75)         $(0.95)         $(0.47)         $(0.90)         $(0.90)         $(0.82)
  From net realized gain on
    investments and foreign
    currency transactions                 --             (0.50)           --             (0.32)          (1.40)          (1.52)
  From paid-in capital                   (0.23)          (0.05)           --             (0.06)          (0.05)          (0.08)
                                        ------          ------          ------          ------          ------          ------

      Total distributions
        declared to shareholders        $(0.98)         $(1.50)         $(0.47)         $(1.28)         $(2.35)         $(2.42)
                                        ------          ------          ------          ------          ------          ------
Net asset value - end of period         $12.63          $12.00          $11.45          $11.11          $11.87          $11.45
                                        ======          ======          ======          ======          ======          ======
Total return(+)                         13.42%          17.90%           7.27%           3.68%          23.29%          29.36%
Ratios (to average net assets)/Supplemental data:
  Expenses                               1.61%           1.44%           1.42%           1.12%           1.13%           1.17%
  Net investment income                  7.75%           8.06%           8.42%           7.91%           7.54%           6.57%
Portfolio turnover                        208%            220%            282%            232%            378%            371%
Net assets at end of period
  (000 omitted)                       $286,089        $145,202        $124,935        $190,590        $182,738        $142,183

(+)  Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

FINANCIAL HIGHLIGHTS - CONTINUED
-----------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED NOVEMBER 30,
                                             SIX MONTHS ENDED        --------------------------------------------------------
                                                 MAY 31, 1997               1996           1995           1994         1993**
-----------------------------------------------------------------------------------------------------------------------------
                                                      CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $11.50             $12.28         $11.32         $13.35         $13.22
                                                       ------             ------         ------         ------         ------

Income from investment operations# -
  Net investment income                                $ 0.26             $ 0.54         $ 0.65         $ 0.56         $ 0.07
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                        (0.76)              0.17           0.76          (1.19)          0.06
                                                       ------             ------         ------         ------         ------
      Total from investment operations                 $(0.50)            $ 0.71         $ 1.41         $(0.63)        $ 0.13
                                                       ------             ------         ------         ------         ------

Less distributions declared to shareholders -
  From net investment income                            $(0.17)           $(1.49)        $ --           $(1.11)        $ --
  From net realized gain on investments and
    foreign currency transactions                       (0.06)              --            (0.45)         (0.29)          --
  In excess of net realized gain on investments
    and foreign curency transactions                    (0.01)              --             --             --             --
                                                       ------             ------         ------         ------         ------
      Total distributions declared to
        shareholders                                   $(0.24)            $(1.49)        $(0.45)        $(1.40)        $ --
                                                       ------             ------         ------         ------         ------
Net asset value - end of period                        $10.76             $11.50         $12.28         $11.32         $13.35
                                                       ======             ======         ======         ======         ======
Total return                                          (4.55)%++            6.39%         13.01%        (5.39)%          4.32%+
Ratios (to average net assets)/Supplemental data:
  Expenses##                                            2.15%+             2.27%          2.33%          2.38%          2.48%+
  Net investment income                                 4.77%+             4.89%          5.59%          4.81%          4.72%+
Portfolio turnover                                       214%               370%           277%           358%           179%
Net assets at end of period (000 omitted)             $87,944           $102,717        $90,978        $73,458        $24,590

 + Annualized.
++ Not annualized.
** For the period from the commencement of offering of Class B shares, September 7, 1993, to November 30, 1993.
 # Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

FINANCIAL HIGHLIGHTS - CONTINUED
-------------------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED NOVEMBER 30,
                                                     SIX MONTHS ENDED        --------------------------------------------------
                                                         MAY 31, 1997              1996             1995          1994***
-------------------------------------------------------------------------------------------------------------------------------
                                     CLASS C
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $11.51            $12.29           $11.31           $12.30
                                                               ------            ------           ------           ------

Income from investment operations# -
  Net investment income                                        $ 0.26            $ 0.55           $ 0.66           $ 0.50
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                           (0.77)             0.17             0.77            (1.35)
                                                               ------            ------           ------           ------
      Total from investment operations                         $(0.51)           $ 0.72           $ 1.43           $(0.85)
                                                               ------            ------           ------           ------

Less distributions declared to shareholders -
  From net investment income                                                                      $

                                                               $(0.18)           $(1.50)          --               $(0.14)
  From net realized gain on investments and foreign
    currency transactions                                       (0.06)           --                (0.45)          --
  In excess of net realized gain on investments and
    foreign currency transactions                               (0.01)           --               --               --
                                                               ------            ------           ------           ------
      Total distributions declared to shareholders             $(0.25)           $(1.50)          $(0.45)          $(0.14)
                                                               ------            ------           ------           ------
Net asset value - end of period                                $10.75            $11.51           $12.29           $11.31
                                                               ======            ======           ======           ======
Total return                                                  (4.57)%++           6.56%           13.11%          (6.92)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                    2.14%+            2.20%            2.26%            2.32%+
  Net investment income                                         4.79%+            4.97%            5.67%            5.06%+
Portfolio turnover                                               214%              370%             277%             358%
Net assets at end of period (000 omitted)                     $13,028           $14,487          $11,813          $ 8,687

  + Annualized.
 ++ Not annualized.
*** For the period from the commencement of offering of Class C shares, January 3, 1994, to November 30, 1994.
  # Per share data is based on average shares outstanding.
##  For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

FINANCIAL HIGHLIGHTS - CONTINUED
------------------------------------------------------------------------------------------------------
                                                                                      PERIOD ENDED
                                                                                      MAY 31, 1997****
------------------------------------------------------------------------------------------------------
                                                                                           CLASS I
------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                                       $11.24
                                                                                            ------

Income from investment operations# -
  Net investment income                                                                     $ 0.32
  Net realized and unrealized loss on investments and foreign currency
    transactions                                                                             (0.63)
                                                                                            ------
      Total from investment operations                                                      $(0.31)
                                                                                            ------
Net asset value - end of period                                                             $10.93
                                                                                            ======
Total return (2.94)%++ Ratios (to average net assets)/Supplemental data:
  Expenses                                                                                   1.12%+
  Net investment income                                                                      5.92%+
Portfolio turnover                                                                            214%
Net assets at end of period (000 omitted)                                                   $2,352

   + Annualized.
  ++ Not annualized.
**** For the period from the commencement of offering of Class I shares, January 2, 1997, to May 31, 1997.
   # Per share data is based on average shares outstanding.
See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION
MFS World Governments Fund (the Fund) is a non-diversified series of MFS Series Trust VII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, interest swaps, and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional- size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income-producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Swap Agreements - The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex- dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, Class C, and Class I shares. The four classes of shares differ in their respective shareholder servicing agent, distribution, and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.75% of the first $500 million of the Fund's average daily net assets and 0.70% of the Fund's average daily net assets in excess of $500 million for the Fund's then-current fiscal year.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $5,140 for the period ended May 31, 1997.

Administrator - Effective March 1, 1997, the Fund has an administrative service agreement with MFS to provide the Fund with certain financial, legal, compliance shareholder communications, and other administrative services to the Fund. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee of up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $24,959 for the period ended May 31, 1997, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers, and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $74,238 for the period ended May 31, 1997. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the period ended May 31, 1997, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $8,959 and $8,961 for Class B and Class C shares, respectively, for the period ended May 31, 1997. Fees incurred under the distribution plan during the period ended May 31, 1997, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within twelve months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended May 31, 1997, were $0, $175,293, and $3,802 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) PORTFOLIO SECURITIES
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     Purchases         Sales
----------------------------------------------------------------------------
U.S. government securities                        $264,087,396  $236,531,408
                                                  ============  ============
Investments (non-U.S. government securities)      $339,111,337  $441,018,071
                                                  ============  ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                             $319,818,695
                                                           ============
Gross unrealized appreciation                              $  1,581,201
Gross unrealized depreciation                                (7,440,317)
                                                           ------------
  Net unrealized depreciation                              $ (5,859,116)
                                                           ============

(5) SHARES OF BENEFICIAL INTEREST
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                   SIX MONTHS ENDED MAY 31, 1997       YEAR ENDED NOVEMBER 30, 1996
                                   ---------------------------------   ----------------------------------
                                           SHARES             AMOUNT           SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             2,903,909       $ 31,810,399        3,456,886       $  38,473,626
Shares issued to shareholders in
 reinvestment of distributions            521,653          5,879,003        3,084,576          33,899,680
Transfer to Class I                      (259,561)        (2,917,470)        --                 --
Shares reacquired                      (6,763,851)       (74,645,319)      (9,837,787)       (109,032,589)
                                       ----------       ------------        ---------       -------------
  Net decrease                         (3,597,850)      $(39,873,387)      (3,296,325)      $ (36,659,283)
                                       ==========       ============       ==========       =============

Class B Shares
                                   SIX MONTHS ENDED MAY 31, 1997       YEAR ENDED NOVEMBER 30, 1996
                                   ---------------------------------   ----------------------------------
                                           SHARES             AMOUNT           SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                               935,031      $  10,201,068        3,389,303       $  37,175,577
Shares issued to shareholders in
 reinvestment of distributions            148,162          1,649,031          799,999           8,704,007
Shares reacquired                      (1,840,450)       (20,085,669)      (2,665,621)        (29,293,670)
                                       ----------       ------------        ---------       -------------
  Net increase (decrease)                (757,257)     $  (8,235,570)       1,523,681       $  16,585,914
                                       ==========       ============       ==========       =============

Class C Shares
                                   SIX MONTHS ENDED MAY 31, 1997       YEAR ENDED NOVEMBER 30, 1996
                                   ---------------------------------   ----------------------------------
                                           SHARES             AMOUNT           SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                               150,360       $  1,649,498          663,887       $   7,297,558
Shares issued to shareholders in
 reinvestment of distributions             18,690            208,014           80,105             871,545
Shares reacquired                        (216,965)        (2,357,958)        (446,199)         (4,893,581)
                                       ----------       ------------        ---------       -------------
  Net increase (decrease)                 (47,915)       $  (500,446)         297,793       $   3,275,522
                                       ==========       ============       ==========       =============

Class I Shares
                                   SIX MONTHS ENDED MAY 31, 1997*
                                   ---------------------------------
                                           SHARES             AMOUNT
--------------------------------------------------------------------
Shares sold                                 4,355          $  47,671
Shares issued to shareholders in
 reinvestment of distributions            --                --
Transfer from Class A                     259,561          2,917,470
Shares reacquired                         (48,701)          (536,912)
                                          -------        -----------
  Net increase                            215,215        $ 2,428,229
                                          =======        ===========

* For the period from commencement of offering Class I shares, January 2, 1997, to May 31, 1997.

(6) LINE OF CREDIT
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $400 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended May 31, 1997, was $831.

(7) FINANCIAL INSTRUMENTS
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and interest rate swaps. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at May 31, 1997, is as follows:

Written Option Transactions

                         1997 CALLS                                1997 PUTS
                         ---------------------------------------   ---------------------------------------
                             PRINCIPAL AMOUNTS                         PRINCIPAL AMOUNTS
                                  OF CONTRACTS                              OF CONTRACTS
                                 (000 OMITTED)          PREMIUMS           (000 OMITTED)          PREMIUMS
------------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -
  Deutsche Marks/
British Pounds                          51,387        $  196,904                  53,162        $  685,137
  Japanese Government
Bonds                                1,321,000            95,228               4,585,000           380,655
  Swiss Francs/Deutsche
Marks                                   35,076           106,449                  21,947           246,856
Options written -

  Australian Dollars                     8,772            59,253                   --                --
  British Pounds                         --                --                     20,450           154,304
  Deutsche Marks                         --                --                     61,432           102,990
  Japanese Government
Bonds                                    --                --                 10,937,000           832,046
  Japanese Yen                      10,894,647           987,342               2,118,798           115,422
  Swiss Francs/Deutsche
Marks                                    --                --                     57,887           738,072
Options terminated in closing transactions -

  Australian Dollars                    (8,772)          (59,253)                   --                --
  Deutsche Marks                          --                --                   (61,432)         (102,990)
  Deutsche Marks/
British Pounds                            --                --                   (53,162)         (685,137)
  Japanese Government
Bonds                               (1,321,000)          (95,228)            (13,764,000)       (1,100,247)
  Japanese Yen                      (8,989,279)         (910,283)                   --                --
  Swiss Francs/Deutsche
Marks                                     --                --                   (79,834)         (984,928)
Options expired -

  Deutsche Marks/
British Pounds                         (51,387)         (196,904)                   --                --
  Swiss Francs/Deutsche
Marks                                  (35,076)         (106,449)                   --                --
                                    ----------        ----------             -----------        ----------
OUTSTANDING, END OF PERIOD           1,905,368        $   77,059               3,897,248        $  382,180
                                     =========        ==========               =========        ==========
OPTIONS OUTSTANDING AT END OF PERIOD
   CONSIST OF -
  British Pounds                         --           $    --                     20,450        $  154,304
  Japanese Government
Bonds                                    --                --                  1,758,000           112,454
  Japanese Yen                       1,905,368            77,059               2,118,798           115,422
                                    ----------        ----------             -----------        ----------
OUTSTANDING, END OF PERIOD           1,905,368        $   77,059               3,897,248        $  382,180
                                     =========        ==========             ===========        ==========

At May 31, 1997, the Fund had sufficient cash and/or securities at least equal to the value of written options.

Forward Foreign Currency Exchange Contracts

                                                                                                                   NET
                                                                                                            UNREALIZED
                                          CONTRACTS TO                                 CONTRACTS          APPRECIATION
              SETTLEMENT DATE          DELIVER/RECEIVE         IN EXCHANGE FOR          AT VALUE        (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------
Sales                 8/26/97  AUD          16,251,314           $  12,609,801     $  12,374,677            $  235,124
                      6/30/97  BEF         398,394,125              12,388,648        11,329,134             1,059,514
                      8/26/97  CHF          24,241,398              17,130,520        17,348,745              (218,225)
                      8/26/97  DEM         111,065,468              65,555,927        65,514,076                41,851
            8/26/97 - 9/30/97  ESP       3,994,367,395              27,838,159        27,703,808               134,351
                      6/30/97  JPY       2,303,244,526              19,185,711        19,890,820              (705,109)
                      6/30/97  SEK           1,921,106                 273,654           248,253                25,401
                                                                 -------------     -------------            ----------
                                                                 $ 154,982,420     $ 154,409,513            $  572,907
                                                                 =============     =============            ==========
Purchases             9/30/97  CAD          15,397,454           $  11,178,962     $  11,256,879            $   77,917
                      8/26/97  CHF          19,942,718              13,935,334        14,272,325               336,991
            6/30/97 - 9/30/97  DEM         112,040,646              66,613,664        66,057,682              (555,982)
            6/30/97 - 8/26/97  ESP       7,057,072,296              49,119,219        48,908,993              (210,226)
                      9/30/97  GBP           9,988,617              16,351,366        16,331,698               (19,668)
            6/30/97 - 8/26/97  JPY      13,268,412,008             109,504,675       114,732,324             5,227,649
                      8/26/97  NLG          66,500,607              35,086,003        34,860,350              (225,653)
                                                                 -------------     -------------            ----------
                                                                  $301,789,223     $ 306,420,251            $4,631,028
                                                                  ============     =============            ==========

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts, excluded from above, amounted to a net receivable of $1,052,116 with Deutschebank, $837,308 with Merrill Lynch, and $608,385 with Morgan Stanley and a net payable of $4,052,184 with C.S. First Boston, $2,607,289 with Banker's Trust, $1,118,889 with Chase Manhattan Bank, $776,419 with Swiss Bank Corp., and $233,694 with Goldman Sachs, Co. at May 31, 1997.

At May 31, 1997, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Interest Rate Swaps

                      NOTIONAL PRINCIPAL                CASH FLOWS               CASH FLOWS       UNREALIZED
EXPIRATION            AMOUNT OF CONTRACT          PAID BY THE FUND     RECEIVED BY THE FUND    (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------
5/22/04               ITL  27,680,000     Floating - 6 Month LIBOR            Fixed - 7.09%        $(243,551)
                                                                                                   =========

At May 31, 1997, the Fund has segregated sufficient cash and/or securities to cover margin requirements on open interest rate swaps.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust VII and Shareholders of MFS World Governments Fund:

We have audited the accompanying statement of assets and liabilities of MFS World Governments Fund, including the schedule of portfolio investments as of May 31, 1997, and the related statement of operations for the six month period ended May 31, 1997, the statement of changes in net assets for the six month period ended May 31, 1997 and for the year ended November 30, 1996, and the financial highlights for the six month period ended May 31, 1997 and each of the three years in the period ended November 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods prior to the year ended November 30, 1994 indicated herein, were audited by other auditors whose report dated January 19, 1994 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS World Governments Fund at May 31, 1997, the results of its operations for the six month period ended May 31, 1997, the changes in its net assets for the six month period ended May 31, 1997 and for the year ended November 30, 1996, and the financial highlights for the six month period ended May 31, 1997 and for each of the three years in the period ended November 30, 1996, in conformity with generally accepted accounting principles.

                                                 /s/ Ernst & Young LLP
Boston, Massachusetts
July 1, 1997

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) WORLD GOVERNMENTS FUND

TRUSTEES                                       AUDITORS
A. Keith Brodkin* - Chairman and President     Ernst & Young LLP

Richard B. Bailey* - Private Investor;         INVESTOR INFORMATION For MFS stock
Former Chairman and Director (until 1991),     and bond market outlooks, call toll
Massachusetts Financial Services Company;      free: 1-800-637-4458 anytime from a
Director, Cambridge Bancorp; Director,         touch-tone telephone.
Cambridge Trust Company
                                               For information on MFS mutual
Peter G. Harwood - Private Investor            funds, call your financial adviser
                                               or, for an information kit, call
J. Atwood Ives - Chairman and Chief            toll free:
Executive Officer, Eastern Enterprises          1-800-637-2929 any business day
                                               from 9 a.m. to 5 p.m. Eastern time
Lawrence T. Perera - Partner,                  (or leave a message anytime).
Hemenway & Barnes
                                               INVESTOR SERVICE MFS Service Center, Inc.
William J. Poorvu - Adjunct Professor,         P.O. Box 2281
Harvard University Graduate School of          Boston, MA 02107-9906
Business Administration                        For general information, call toll free:
                                               1-800-225-2606 any business day from
Charles W. Schmidt - Private Investor          8 a.m. to 8 p.m. Eastern time.

Arnold D. Scott* - Senior Executive Vice       For service to speech- or hearing-impaired,
President, Director and Secretary,             call toll free: 1-800-637-6576 any business
Massachusetts Financial Services Company       day from 9 a.m. to 5 p.m. Eastern time.
                                               (To use this service, your phone must be
Jeffrey L. Shames* - President and Director,   equipped with a Telecommunications Device
Massachusetts Financial Services Company       for the Deaf.)

Elaine R. Smith - Independent Consultant       For share prices, account balances,
                                               and exchanges, call toll free:
David B. Stone - Chairman, North American      1-800-MFS-TALK (1-800-637-8255)
Management Corp. (investment advisers)         anytime from a touch-tone
                                               telephone.
INVESTMENT ADVISER
Massachusetts Financial Services Company       WORLD WIDE WEB
500 Boylston Street                            www.mfs.com
Boston, MA 02116-3741

DISTRIBUTOR                                    [DALBAR LOGO]  For the third year in a
MFS Fund Distributors, Inc.                                   row, MFS earned a #1
500 Boylston Street                            ranking in the DALBAR, Inc. Broker/Dealer
Boston, MA 02116-3741                          Survey, Main Office Operations Service
                                               Quality Category. The firm achieved a 3.48
PORTFOLIO MANAGER                              overall score on a scale of 1 to 4 in the
Richard O. Hawkins*                            1996 survey. A total of 110 firms responded,
                                               offering input on the quality of service they
TREASURER                                      received from 29 mutual fund companies nationwide.
W. Thomas London*                              The survey contained questions about service
                                               quality in 15 categories, including "knowledge of
ASSISTANT TREASURER                            phone service contacts," "accuracy of transaction
James O. Yost*                                 processing," and "overall ease of doing business
                                               with the firm."
SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

CUSTODIAN
State Street Bank and Trust Company


*Affiliated with the Investment Adviser

MFS(R) WORLD
GOVERNMENTS FUND   [DALBAR LOGO]                        ------------
                                                         BULK RATE
500 Boylston Street                                     U.S. POSTAGE
Boston, MA 02116-3741                                      PAID
                                                            MFS
[MFS LOGO]                                              ------------
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(TM)

(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                   MWG-3 7/97/45M 20/220/320/820